POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Jon Pilarski as the undersigned's true and lawful attorney-in-fact and agent, from the date of this instrument until December 16, 2007, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any Initial Statement of Beneficial Ownership of Securities required to be filed on Form 3, or Statement of Changes in Beneficial Ownership of Securities required to be filed on Form 4 or Form 5 by the undersigned with respect to the undersigned's beneficial ownership of securities of Skyline Corporation ("Skyline"), and to file them, with all exhibits, with the Securities and Exchange Commission and any national market exchange on which Skyline's securities are listed, and with Skyline, granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue of the powers granted by this instrument.

     Executed by the undersigned as of this 15th day of November, 2007.


                                             /s/ Martin R. Fransted
                                             -----------------------------------
                                             Signature


                                             Martin R. Fransted
                                             -----------------------------------
                                             Printed Name


                CONFIRMATION OF AUTHORITY TO SIGN FORMS 4 AND 5
                         ON BEHALF OF REPORTING PERSON


     This statement by the undersigned (the "Reporting Person") confirms that Jon Pilarski is authorized and designated by the Reporting Person, with full power of substitution and resubstitution, to sign and file Securities and Exchange Commission Forms 3, 4 and 5 on behalf of the Reporting Person, during the period beginning on the date of this document, and continuing through and including December 22, 2007.


Dated: November 15, 2007


                                             /s/ Martin R. Fransted
                                             -----------------------------------
                                             Signature of Reporting Person


                                             Martin R. Fransted
                                             -----------------------------------
                                             (Printed Name of Reporting Person)